EXHIBIT 32.1
STATEMENT OF CHIEF EXECUTIVE OFFICER
OF INDUS INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Indus International, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory J. Dukat, President and Chief Executive Officer of the Company, certify, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory J. Dukat
Gregory J. Dukat
President and Chief Executive Officer
(Principal Executive Officer)
November 9, 2006